Exhibit 99.1

Exhibit 99.1

Managed Services, Managed Better

Special Note about Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views as to future events and financial performance with respect to our operations. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “aim,” “anticipate,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Factors that might cause such a difference include: unfavorable economic conditions; ramifications of any future terrorist attacks or increased security alert levels; increased operating costs, including labor-related and energy costs; shortages of qualified personnel or increases in labor costs; costs and possible effects of union organizing activities; currency risks and other risks associated with international markets; risks associated with acquisitions, including acquisition integration costs; our ability to integrate and derive the expected benefits from our recent acquisitions; competition; decline in attendance at client facilities; unpredictability of sales and expenses due to contract terms and terminations; the contract intensive nature of our business, which may lead to client disputes; high leverage; claims relating to the provision of food services; costs of compliance with governmental regulations and government investigations; liability associated with noncompliance with governmental regulations, including regulations pertaining to food services, the environment, Federal and state employment laws and wage and hour laws and import and export controls and customs laws; inability to retain current clients and renew existing client contracts; determination by customers to reduce their outsourcing and use of preferred vendors; seasonality; and other risks that are set forth in the “Risk Factors” sections of ARAMARK’s SEC filings.

For further information regarding risks and uncertainties associated with ARAMARK’s business, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” and other sections of ARAMARK’s SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting ARAMARK’s investor relations department via its web site www.aramark.com.

Forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us.

Important Disclosure

In this presentation, we mention certain financial measures that are considered non-GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes items different than those prepared or presented in accordance with generally accepted accounting principles. We have prepared disclosures and reconciliations of non-GAAP financial measures that were used in this presentation and may be used periodically by management when discussing the Company’s financial results with investors and analysts, which are available on our website www.aramark.com.

An Outsourced Services Leader

Growth driven by worldwide trend to outsource support services

Outsourcing crosses all sectors of the economy

Business, healthcare, education, government, sports and entertainment

On-site relationship-driven service model creates high client retention rates

Broad and deep management ownership fosters entrepreneurial

culture

A world leader in $600 billion outsourced services sector

Drivers of Outsourcing

Client focus on core business

Gain access to world-class capabilities, efficiencies

Service innovation, quality and end-user satisfaction

Cost effectiveness: Control operating costs

40% of new ARAMARK business in 2001-2003 came from previously self-operated clients

ARAMARK: Our Financial Profile

2003 Sales

($9.4 billion)

Food & Support 84%

Uniform & Career Apparel 16%

2003 Segment Operating Income ($592.8 million)1

Food & Support 77%

Uniform & Career Apparel 23%

1) Operating Income excludes $30.1 million of corporate expenses and $10.7 million of other expenses which are deducted in calculating consolidated operating income.

Food & Support Services Provided

Business Services

Campus Services

Correctional Services

Healthcare Support Services

Facility Services

Refreshment Services

School Support Services

Sports and Entertainment

International

Food Services:

A $300 Billion World Wide Opportunity

worldwide food service US food service

120 100 80 60 40 20 0

North America Europe South America Asia Pacific

Self Operated

Contracted Out

40 35 30 25 20 15 10 5 0

Business Edu. S&E HC Corr.

Sources: Company estimates, Morgan Stanley, Credit Suisse First Boston

ARAMARK Food & Support Services

$8 Billion Sales Worldwide

U.S. 82%

International 18%

Sector Analysis*

Sports and Entertainment

Correctional

Healthcare

Business

Education

* Estimated breakdown

ARAMARK: Our International Profile

2003 Sales International Segment $1.4 billion

Canada

U.K.

Germany

Other

Korea

Belgium

Spain

2003 Sales Including Minority JV’s $2.6 billion

Majority Owned Subs

Japan

Ireland

Chile*

The Company believes that the inclusion of sales from minority-owned JV’s is useful as it demonstrates the breadth of our sales volume managed internationally ($1.4 billion international sales as reported plus $1.2 billion sales from minority-owned JV’s).

* During the second quarter of fiscal 2004, ARAMARK increased its ownership in Chile from 20% to 51%, resulting in the consolidation of Chile for financial reporting purposes.

Facility Services:

Another $300 Billion World Wide Opportunity

worldwide facilities services

240 200 160 120 80 40 0

Europe & ROW United States

Self Operated

Contracted Out

US facilities services

50 40 30 20 10 0

Business Education Healthcare

Sources: Company estimates, Morgan Stanley, Credit Suisse First Boston

ARAMARK Facility Services

Client and Revenue Breakdown

Education 25%

Business 30%

Business

Healthcare

Education

Healthcare 45%

Fiscal 2003 estimated sector breakdown

ARAMARK Uniform & Career Apparel

A leading U.S. provider with approximately $1.5 billion in sales in fiscal 2003

- ✓ Rental: A nationwide service network covering 180 of the top 200 markets
- ✓ Direct Marketing: Direct sales of a broad career apparel line through catalog, outbound telemarketing and internet

ARAMARK Uniform Services	WearGuard An ARAMARK Company	CREST UNIFORM an ARAMARK Company	GALLS
Uniform Rental / Lease	WearGuard & Crest Brands	QSR / Healthcare	Public Safety
Dust Control	Direct Purchase Products	Design	Equipment / Supplies
Clean Room	Mass Personalization	Manufacturing	Apparel
Nationwide Service	Managed Account Programs	Distribution	Accessories
National Account Programs	ApparelOne Direct Sale HQ		
Direct Sale Offerings	QSR Leader		
	Healthcare		
	Design Expertise

Uniforms: A $20 Billion U.S. Opportunity

# Employees (millions)

Non-Addressable Market

84 56

Addressable Market

Employees Potential Who Purchase Uniform Wearers

20

10

26

Employees Who Rent

Sources: Company estimates, Bureau of Labor Statistics (1999)

ARAMARK Key Strategies & Objectives

Entrepreneurial approach to solving customer challenges through broad management ownership

Specific programs to drive organic growth

Emphasis on profit margin, cash flow and ROIC

Disciplined and “return-oriented” acquisition strategy

Entrepreneurial Culture Through Ownership

Ownership well distributed post-IPO on 12/11/01

Employee ownership reaches deep into the organization

Over 4,000 direct and 13,000 indirect employee owners

Public float consists roughly of institutional (90%) and retail (10%) owners

Current Economic Ownership*

Retirement Plans 11%

Management & Employees 30%

Public Investors 59%

*3Q04 Data

How We Achieve Our Goals: Mission One

Through Mission One, ARAMARK is striving to be number one in profitable organic growth by providing a full portfolio of unmatched services to our clients

Maximizing Retention Results

Disciplined client and end-user satisfaction measurement systems

Management compensation aligned to reward retention success

On-site service model builds client loyalty

95 94 93 92 91 90

95%

93%

95%

93%

92% 92%

Total Food & Uniform Support Services Services

FY 03 FY 02

Increasing “Client Market Share”

How do we drive it higher?

Focus on quality and innovation

Marketing and promotion of products

Food Service “Build-out”

Food Courts

Catering

On-Site Convenience Stores

Vending

Coffee Kiosks

Branded concepts

“Share of Stomach” Among Existing Clients

20%

55%

Higher Education Business

Growth Through Branded Concepts

ARAMARK Proprietary Brands

External Brands

Mission One: Cross-Selling Successes

Approx. $100 million in multi-service business sold in 2003

Building the One Best Team

Fueling the talent pipeline

Leadership development

Five specific leadership development programs for 5,000 management employees

Workforce diversity

Reinforcing the culture of highly ethical standards and customer service

Operating & Financial Discipline

Organic growth - Driven by Mission One

Margin Improvement

Cash Flow

Return on Invested Capital

Acquisitions

Accelerating Organic Growth

Meaningful progress from Mission One efforts

9 month 2004 organic growth = 6%

Good progress toward our stated 6 – 8% objective

Drivers of Margin Expansion

Product Costs (35-40%)

Product mix

Purchasing efficiencies

Self manufacturing of uniforms

Labor Cost (40-45%)

Labor management tools

Unit specific labor management metrics

Push labor up the supply chain

Overhead (10-20%)

Growth differential

Cash Flow Matches Net Income*

Low capital intensity

Focused on adding value through optimal capital structure of debt and equity

Strong cash flow generation supports debt service with a Y/E ‘03 debt to EBITDA ratio of 2.2x and EBITDA to interest ratio of 5.6x

Objective to retain investment grade rating

Actual Results

$millions

300 250 200

150 100

50

0

$274

$264

$265

$251

$195

$161

$163

Income from Continuing Ops

Internal Cash Flow

$149

2000 2001 2002 2003

*Income represents income from continuing operations, as reported, and internal cash flow represents income from continuing operations plus non-cash charges, such as depreciation, amortization, and deferred taxes, less all capital expenditures and non recurring gains.

2003 Internal Cash Flow*

$600 $500 $400 $300 $200 $100 $0

$265

$30 $13 $271 $263

D&A

Deferred Taxes

Other**

Net CapEX

$274

Income from Cont Ops

Internal CF

* Defined as Income from continuing operations, plus non-cash charges such as depreciation and amortization and deferred taxes, less net capital expenditures and non-recurring gains.

** Other income and insurance proceeds, net of taxes.

After-Tax Return on Invested Capital *

14.2% - 17.0%

20% 16% 12% 8% 4% 0%

After-Tax ROIC

2000 2001 2002 2003

* Fiscal 2002 includes a gain of $37.9 million related to the sale of ARAMARK’s ownership interests in the Boston Red Sox and a related entity, and a gain of $5.8 million resulting principally from the sale of a residual interest in a previously divested business.

Acquisition Strategy

Disciplined and return-focused

Target: 15% after-tax IRR, EPS accretive in 1-2 years

Strategies

Strengthen existing services and client portfolio

Fine Host, Harrison and CTS

Add or strengthen key services

ServiceMaster

Expand international reach

AIM Services (Japan), Campbell Catering (Ireland),

Central de Restaurantes (Chile), Travers (Canada), Restauracion Colectiva & Rescot (Spain), Catering Alliance (UK), Bright China Service Industries (China)

History of Solid Performance

Sales Trends

Billions

Sales

$10.0 $8.0 $6.0 $4.0 $2.0 $0.0

‘85 ‘86 ‘87 ‘88 ‘89 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03

Reflects actual amounts originally reported in Form 10K Annual Reports filed with the SEC. Not restated for discontinued operations (Educational Resources business sold in FY 2003).

* 1985 is a 9 month period

** 1986, 1992, 1997, 2003 are 53 week years

History of Solid Performance

Millions Net Income Trends

Net Income

$300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $0.0

‘85 ‘86 ‘87 ‘88 ‘89 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03

Reflects actual amounts originally reported in Form 10K Annual Reports filed with the SEC. Not restated for discontinued operations (Educational Resources business sold in FY 2003). Effective beginning FY 2002 goodwill is no longer amortized.

* 1985 is a 9 month period

** 1986, 1992, 1997, 2003 are 53 week years

Long-Term Financial Objectives

Top-line organic growth:

Key Focus: Mission One

Operating income growth:

Key Focus: Product mix, labor management

EPS growth:

Key Focus: Cash Flow

6-8% 8-12% 12-14%

Challenges and Positives

Key Challenges

Contract start-up costs and other costs in Healthcare business

Uncertainty around recent investigation of Galls

Parks business

Positives

Strong organic growth

New business wins

Solid cash flow model

ARAMARK Key Strengths

Robust outsourcing trends

Best-in-class service provider

Diversified client and revenue portfolio

History of financial integrity and performance

Barriers to entry

Strong, incentivized management team focused on profitable growth

Managed Services, Managed Better

ARAMARK CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

ORGANIC GROWTH

(Unaudited)

(In thousands)

Management believes that presentation of organic sales growth in the fiscal 2004 and 2003 third quarter and nine-month periods, as adjusted to eliminate the effects of acquisitions, divestitures, the forward shift in our fiscal calendar (fiscal 2003 was a 53 week year) and the impact of currency translation, provides useful information to investors because it enhances comparability between the current year and prior year reporting periods. Elimination of the currency translation effect provides constant currency comparisons without the distortion of currency rate fluctuations. The fiscal calendar shift adjustment is made since fiscal 2003 was a 53 week year, resulting in fiscal 2004 starting one week later than normal. This results in a lack of service day comparability in the Education sector when comparing operating results between fiscal periods. Adjusting sales and estimated operating income for this difference in the fiscal calendar enhances comparability between the quarterly and year-to-date periods.

	Three Months Ended		% Change	Nine Months Ended		% Change
	July 2, 2004	June 27, 2003		July 2, 2004	June 27, 2003
ARAMARK Corporation Consolidated Sales (as reported)	$2,594,924	$2,340,554	11%	$7,571,310	$6,859,800	10%
Estimated Effect of Calendar Shift	24,425	—		30,964	—
Effect of Currency Translation	—	25,195		—	123,490
Effect of Acquisitions and Divestitures	(81,578)	(9,053)		(225,515)	(21,169)

ARAMARK Corporation Consolidated Sales (as adjusted)	$2,537,771	$2,356,696	8%	$7,376,759	$6,962,121	6%

Food and Support Services - U.S. Sales (as reported)	$1,753,072	$1,623,463	8%
Estimated Effect of Calendar Shift	24,425	—
Effect of Acquisitions and Divestitures	(9,617)	(7,913)

Food and Support Services - U.S. Sales (as adjusted)	$1,767,880	$1,615,550	9%

Food and Support Services - International - Sales (as reported)	$474,696	$362,701	31%
Effect of Currency Translation	—	25,195

Food and Support Services - International - Sales, Excluding Translation	$474,696	$387,896	22%

Effect of Acquisitions	(68,988)	—

Food and Support Services - International - Sales (as adjusted)	$405,708	$387,896	5%

Food and Support Services - International - Operating Income (as reported)	$19,010	$16,181	17%
Effect of Currency Translation	—	1,283

Food and Support Services - International - Operating Income, Excluding Translation	$19,010	$17,464	9%

ARAMARK Corporation And Subsidiaries – Reconciliation of Non-GAAP

Measures

EBITDA

(Unaudited, in Thousands)

Fiscal Year Ended

October 3, 2003 September 27, 2002

Net income $301,092 $269,912

Less: Income from discontinued operations, net (35,724) (18,592)

Add: Interest and other financing costs, net 142,469 136,432

Add: Provision for income taxes 144,185 141,829

Operating income, as reported 552,022 529,581

Add: Other expense 10,700 -

Less: Other income - (43,695)

Less: Insurance proceeds (31,990) -

Operating income, as adjusted 530,732 485,886

Add: Depreciation and amortization 262,944 229,608

EBITDA $793,676 $715,494

Debt $1,729,881 $1,875,180

EBITDA $793,676 $715,494

Debt to EBITDA Ratio 2.2 2.6

EBITDA $793,676

Interest and other financing costs, net $142,469

EBITDA to Interest Ratio 5.6

EBITDA represents operating income (defined as net income before income from discontinued operations, interest and taxes) before depreciation and amortization, a measurement used by management to measure operating performance. EBITDA is not a recognized term under generally accepted accounting principles and does not purport to be an alternative to operating income as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies calculate EBITDA identically, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments, debt service requirements or capital expenditure requirements.

The fiscal 2003 fourth quarter includes approximately $32 million of business interruption proceeds from the final settlement of the Company’s September 11, 2001 claim. During the fourth quarter of fiscal 2003, ARAMARK reached agreement for the sale of its 15% interest in a previously divested periodicals distribution business to the majority shareholder, and wrote down this investment to the expected recoverable amount. The resulting pre-tax charge of $10.7 million is included in “Other (income) expense.” During fiscal 2002, the Company sold its ownership interests in the Boston Red Sox and a related entity, resulting in a pre-tax gain of $37.9 million, and recorded a pre-tax gain of $5.8 million, resulting principally from the sale of a residual interest in a previously divested business. The Company believes that operating income, adjusted to reflect the exclusion of these items, is useful to investors because it will enable them to focus on management’s performance regarding the Company’s core operations during the relevant fiscal periods by eliminating items not directly related to those operations.

ARAMARK Corporation And Subsidiaries – Reconciliation of Non-GAAP Measures

Cash Flow Before Working Capital And After Capital Expenditures (Internal Cash Flow)

(Unaudited, in Thousands)

Fiscal Year Ended

October 3, 2003 September 27, 2002 September 28, 2001 September 29, 2000

Cash flow before working capital and after capital expenditures:

Income from continuing operations $265,368 $251,320 $162,739 $148,583

Depreciation and amortization 262,944 229,608 214,561 197,746

Income taxes deferred 29,675 17,740 10,182 3,073

Other income and insurance proceeds, net of taxes (13,100) (30,803) - -

Net purchases of property and equipment and client contract investments (270,423) (203,735) (192,062) (188,062)

Cash flow before working capital and after capital expenditures $274,464 $264,130 $195,420 $161,340

Reconciliation of cash flow before working capital and after capital expenditures to net cash provided by operating activities from continuing operations: $274,464 $264,130 $195,420 $161,340

Net purchases of property and equipment and client contract

investments 270,423 203,735 192,062 188,062

Other income and insurance proceeds, net of taxes 13,100 30,803 - -

(Gain) loss on investments 10,700 (45,320) - -

Changes in noncash working capital 59,766 103,026 (65,127) 17,477

Net proceeds from sale of receivables - 39,105 140,885 -

Other operating activities (22,192) (17,475) (21,417) (20,484)

Net cash provided by operating activities from continuing operations $606,261 $578,004 $441,823 $346,395

Reconciliation of net purchases of property and equipment:

Purchases of property and equipment and client contract investments $(298,606) $(219,767) $(204,529) $(203,047)

Disposals of property and equipment 28,183 16,032 12,467 14,985

Net purchases of property and equipment and client contract investments $(270,423) $(203,735) $(192,062) $(188,062)

Cash flow before working capital and after capital expenditures (or Internal Cash Flow), as defined by ARAMARK is an internal operating metric used by management to evaluate cash flows from normal operations of our business, excluding the impact of working capital changes. This metric eliminates the volatility of working capital changes which long term investors may find useful.

ARAMARK CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

RETURN ON INVESTED CAPITAL

(Unaudited)

(In Millions)

Return on invested capital is an operating metric used by management to evaluate the cash rate of return on capital that the Company has invested.

This metric helps the Company to evaluate the effectiveness of its capital allocation, and is a metric which long term investors may find useful.

	Fiscal Year Ended
	October 3, 2003	September 27, 2002 *	September 28, 2001	September 29, 2000
Earnings from continuing operations before interest and taxes, as reported	$552.0	$529.6	$415.5	$385.9
Add: Amortization of goodwill	—	—	22.3	19.3
Add: Amortization of intangible assets acquired through business combinations	49.5	42.8	21.4	19.7

Earnings from continuing operations before amortization of goodwill, amortization of acquired intangible assets, interest and taxes	$601.5	$572.4	$459.2	$424.9
Provision for taxes (37.5%)	(225.6)	(214.7)	(172.2)	(159.3)

Earnings from continuing operations before amortization of goodwill, amortization of acquired intangible assets and interest	$375.9	$357.8	$287.0	$265.6

Total shareholders’ equity (end of period)	$1,039.0	$858.2	$246.9	$111.5
Total debt (end of period)	1,729.9	1,875.6	1,670.6	1,837.4

Invested capital (end of period)	$2,768.9	$2,733.8	$1,917.5	$1,948.9
Less: Invested capital related to discontinued operations of ARAMARK Educational Resources (end of period)	—	(210.7)	(233.3)	(218.2)

Invested capital (end of period), as adjusted	$2,768.9	$2,523.1	$1,684.2	$1,730.7

Total shareholders’ equity (prior year)	$858.2	$246.9	$111.5	$126.6
Total debt (prior year)	1,875.6	1,670.6	1,837.4	1,634.4

Invested capital (prior year)	$2,733.8	$1,917.5	$1,948.9	$1,761.0
Less: Invested capital related to discontinued operations of ARAMARK Educational Resources (prior year)	(210.7)	(233.3)	(218.2)	(198.4)

Invested capital (prior year), as adjusted	$2,523.1	$1,684.2	$1,730.7	$1,562.6

Average invested capital	$2,646.0	$2,103.7	$1,707.5	$1,646.7

Return on Invested Capital	14.2%	17.0%	16.8%	16.1%

*	Fiscal 2002 includes a gain of $37.9 million related to the sale of ARAMARK's ownership interests in the Boston Red Sox and a related entity, and a gain of $5.8 million resulting principally from the sale of a residual interest in a previously divested business.